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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 21, 2005
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

             Ohio                        0-21026                31-1364046
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(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

         39 East Canal Street, Nelsonville, Ohio                45764
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        (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 21, 2005, Rocky Shoes & Boots, Inc. (the "Company") exercised its option to purchase the property that was the subject of an Amended and Restated Lease Agreement, dated as of March 1, 2002, as amended on July 26, 2004, between the William Brooks Real Estate Company (the "Lessor") and the Company (the "Lease Agreement"). Pursuant to the purchase option described in
Article 14 of the Lease Agreement, the Company purchased the property for $505,000. After the purchase was consummated, the Lease Agreement was terminated. At the time of purchase, the Lease Agreement was treated as a capital lease for accounting purposes. Therefore, the property was already treated as if owned by the Company for accounting purposes.

         Mike Brooks, Chairman and Chief Executive Officer of the Company, owns 25% of the Lessor. The Company believes, based on its knowledge of comparable properties, that the Lease Agreement and the transactions contemplated thereby were made on terms no less favorable to the Company than it could have obtained from unrelated parties.

         The foregoing description of the Lease Agreement, including the amendment thereto, and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lease Agreement and the amendment thereto. The Lease Agreement was previously filed as Exhibit 10.11 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and the amendment thereto was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, and both are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         See "Item 1.01. Entry into a Material Definitive Agreement," which is incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ROCKY SHOES & BOOTS, INC.


Date:  January 27, 2005             By: /s/ James E. McDonald
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                                        James E. McDonald, Executive Vice
                                        President and Chief Financial Officer




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